Exhibit 99.1

Investor Presentation First Quarter 2021 Highlights F&M TRUST Franklin Financial Services Corporation 1

Forward Looking Statements Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms.  Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements.  These factors include (but are not limited to) the following: general economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of the coronavirus COVID-19 pandemic and responses thereto, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.  F&M TRUST Franklin Financial Services Corporation 2

CEO Comments We ended the first quarter of 2021 with net income of $4.8 million built around $4 million in normalized earnings and an $800 thousand reversal in loan loss expense due to better insight into potential loan losses. The positive results of the first quarter build on the company’s performance in both the third and fourth quarters of 2020. During the last twelve months the company has been positioning itself for the future by strengthening its capital position, protecting itself against possible loan losses brought on by the pandemic’s effect on people and companies and developing its digital resources. The company has benefited from growth in fee income from both its Investment and Trust Services and higher gain on the sale of mortgages. The company’s deposit base continues to grow despite the company reducing its overall cost of deposits to 0.14%. Candidly, we continue to be challenged to grow the commercial loan portfolio in the current environment though as we enter Q2 we are starting to see positive signs of commercial growth opportunities separate from the Paycheck Protection Program which will end May 31. While our stock price showed good growth over the first three months of 2021 (up 15.35%) we know that there may be some variability in the price when the Russell 3000 is reconstituted at the end of June. We expect that over time the stock will find its true value and that our shareholders will be rewarded not just by a strong dividend (increased by $.01 for the second quarter) but also by price appreciation. We continue to believe we are well positioned for a successful 2021 with low-cost deposits, growing non-interest income and a market that is beginning to open up after the constraining effects of the pandemic over the past year. The following investor presentation being released on Form 8(k) is a supplement to our quarterly earnings release. We appreciate the support of our shareholders and I am available to you at any time to listen to your concerns and ideas and answer your questions to the best of my ability. Sincerely, F&M TRUST Franklin Financial Services Corporation 3

Overview of Franklin Financial Franklin Financial, which was formed in 1983, is the largest independent, locally owned and operated bank holding company headquartered in Franklin County, PA Franklin Financial’s wholly-owned subsidiary, F&M Trust, was founded in Chambersburg, PA in 1906 Total assets of the Company were $1.6 billion as of March 31, 2021 As of March 31, 2021, Franklin Financial reported $979.0 million in brokerage and trust assets under management Franklin Financial stock is trading on the Nasdaq Stock Market (NASDAQ: FRAF) F&M TRUST Franklin Financial Services Corporation 4

A Market Share Leader 22 offices throughout Cumberland, Franklin, Fulton and Huntingdon Counties, PA #1 Deposit Market Share in Chambersburg (47.9%) #1 Deposit Market Share in Franklin County (35.3%) Source: S&P Global Market Intelligence, 2020 U.S. Financial Institutions Deposit Market Share #2 Deposit Market Share in Fulton County (35.5%) F&M TRUST Franklin Financial Services Corporation 5

Well-Positioned for Post COVID-19 Market share leader in core deposit, loan and asset management segments in economically stable and historically growing local markets Executive team has extensive banking industry experience mixed with local market knowledge Consistently strong core operating fundamentals with a diverse revenue mix Strong capital position, sound risk management and neutral to slightly asset sensitive balance sheet Stable, low-cost funding mix and strong liquidity position A well diversified loan portfolio with an emphasis on small business relationships without reliance on participation loans Accelerated digital transformation and technology adoption to support business continuity F&M TRUST Franklin Financial Services Corporation 6

Experienced and Cohesive Executive Team

	Years of Banking Experience	Joined F&M Trust	Prior Experience
Timothy G. Henry *President & Chief Executive Officer*	**39**	2016	*Fulton, Centra Bank, BlueRidge Bank, Susquehanna Bank, BB&T*
Mark R. Hollar *Senior Vice President, Chief Financial Officer & Treasurer*	**33**	1994	*ValleyBank & Trust*
Lorie Heckman *Senior Vice President, Chief Risk Officer*	**35**	1986	–
Steven D. Butz *Senior Vice President, Chief Commercial Services Officer*	**36**	2013	*PNC, Waypoint, Sovereign, Graystone Tower, Susquehanna Bank*
Scott Ehrig, CFP, CIMA *Senior Vice President, Chief Investment & Trust Services Officer*	**28**	2020	*FMA Advisory, Wilmington Trust, M&T Investment Group, JP Morgan*
Patricia A. Hanks *Senior Vice President, Chief Retail Services Officer*	**42**	1999	*Lebanon Valley National*
Ronald L. Cekovich *Senior Vice President, Chief Information & Operations Officer*	**37**	2001	*FCNB*
Karen K. Carmack, DM *Senior Vice President, Chief Human Resources Officer*	**26**	2000	*ACNB*
Matthew D. Weaver *Senior Vice President, Chief Marketing Officer*	**21**	2014	*Susquehanna Bank, Clifton LarsonAllen, IMRE*

F&M TRUST
Franklin Financial Services Corporation
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Liquidity Available at March 31, 2021 Dollars in Thousands (000’s) Liquidity Source Capacity Outstanding Available Federal Home Loan Bank $366,092 $ – $366,092 Federal Reserve Bank Discount Window $23,920 $ – $23,920 Correspondent Banks $21,000 $ – $21,000 Paycheck Protection Program Liquidity Facility $55,873 $ – $55,873 Total $466,885 $ – $466,885 F&M TRUST Franklin Financial Services Corporation 8

YTD Financial Updates Net interest income was $10.8 million, up 5.7% over the prior year, inclusive of $765 thousand of PPP interest and fees Continue to adjust deposit rates in response to market conditions Net interest margin is 3.03% compared to 3.53% for the same period in 2020 Released loan loss reserves with a reversal of $800 thousand in the provision for loan loss expense due to an improvement in several qualitative factors of the allowance for loan loss calculation Allowance for loan loss ratio of 1.61% (1.71% excluding PPP); non-performing loan ratio of 0.88% Capital position remained strong with a total risk-based capital ratio of 18.18% and a leverage ratio of 8.76% F&M TRUST Franklin Financial Services Corporation 9

YTD Financial Updates Increased the dividend to $0.31 per share for the second quarter of 2021 Profitability during 2020 positioned the Company to increase the allowance for loan losses and strengthen capital levels during a time of continued economic uncertainty – as economic certainty improves the Company may be positioned to continue to release reserves back to income over the course of the year as it did in the first quarter of 2021 Loan-to-deposit ratio of 70% enhances liquidity position and allows for quality lending opportunities as the economy reopens New mortgage originations totaled $33.7 million, an increase of 204.0% from 2020, as a result of new departmental leadership in 2019 and significant restructuring Fee income from new mortgages originated for sale in the secondary market increased $638 thousand over the same period in 2020 F&M TRUST Franklin Financial Services Corporation 10

YTD Financial Updates Low reliance on participation loans Consumer loan originations increased 22.0% when compared to the same period in 2020, primarily due to the bank’s new FlexLOC® home equity product Online banking and mobile banking users have increased 11.0% and 20.2% respectively from the same period in 2020 as customers transition to digital banking channels Deposits increased 27.0% over the same period in 2021 driven in part by government stimulus payments to consumers, businesses and municipalities F&M TRUST Franklin Financial Services Corporation 11

Continuing Response to COVID-19 Pandemic Effective March 11, 2021, F&M Trust reopened Community Office lobbies to customers, with regular business hours, and discontinued employee work-from-home rotation schedules Continuation of COVID-19 prevention measures were maintained to protect employees and customers including requiring masks while in F&M Trust offices, using clear protections (sneeze guards) for workstations, disinfecting common surfaces and enforcing social distancing The bank’s Brookview, Hustontown, Boiling Springs and Camp Hill Community Offices remain closed based on specific circumstances at those locations; the Memorial Square Community Office remains closed with drive-up only service, and the Ritner Highway Community Office remains closed on Saturdays F&M TRUST Franklin Financial Services Corporation 12

Paycheck Protection Program (PPP) Continued participation in the Paycheck Protection Program (PPP), under the Coronavirus Aid, Relief and Economic Security (CARES) Act, to support eligible borrowers To date, F&M Trust received 1,261 PPP applications for approximately $105 million in funding 492 PPP loan forgiveness applications are approved, which represents an original principal loan balance of approximately $42.0 million $55.9 million PPP loans outstanding as of March 31, 2021, with $1.7 million of net loan fees remaining to be recognized F&M TRUST Franklin Financial Services Corporation 13

Loan Modifications by Industry* and Collateral Dollars in Thousands (000’s) Industry Description Number of Loans Balance Percent of Gross Loans Percent of Risk-Based Capital1 Real Estate Secured Non-Real Estate Secured Hotels 19 $45,597 5% 34% $45,591 $6 Arts, Entertainment, and Recreation 2 $13,613 1% 10% $13,613 $ – Real Estate, Rental & Leasing 2 $7,122 < 1% 3% $7,122 $ – Food Service 1 $871 < 1% 1% $871 $ – Other Services (except Public Administration) 2 $926 < 1% < 1% $926 $ – Total 26 $68,129 7% 50% $68,123 $6 *Loan deferrals as of March 31, 2021 by North American Industry Classification System (NAICS) code and type of collateral; 1 Based on Bank’s risk-based capital F&M TRUST Franklin Financial Services Corporation 14

Type of Loan Modifications Dollars in Thousands (000’s) Industry Description Principal Deferred Interest Only Payments Interest Only Loans Payments Deferred Principal & Interest Payments Deferred Total Hotels $39,417 $ – $6,180 $45,597 Arts, Entertainment, and Recreation $13,613 $ – $ – $13,613 Real Estate, Rental & Leasing $2,403 $4,719 $ – $7,122 Food Service $ – $871 $ – $871 Other Services (except Public Administration) $ – $ – $926 $926 Total $55,433 $5,590 $7,106 $68,129 F&M TRUST Franklin Financial Services Corporation 15

Hotel Modifications Dollars in Thousands (000’s) (Except average daily rate) Modified Balance Loans with Principal Payment Deferred, Paying Interest Loans with Deferred Principal and Interest $45,597 $39,417 $6,180 Expected Modification Expiration 1 – 3 Months 4 – 6 Months $38,755 $6,842 Number of Loans Modified 19 Average Balance $2,400 Average Loan-to-Value 59% Risk Rated: 5 – Pass $1,623 Risk Rated: 6 – Other Asset Especially Monitored $30,191 Risk Rated: 7 – Substandard $13,783 March 2021 Daily Occupancy* 45% March 2020 Daily Occupancy* 35% March 2021 Average Daily Rate* $66 March 2020 Average Daily Rate* $67 Hotel Flags 12 F&M TRUST Franklin Financial Services Corporation 16

Financial Updates First Quarter Ended March 31, 2021 F&M TRUST Franklin Financial Services Corporation 17

Balance Sheet Highlights Dollars in Thousands (000’s) 3/31/2021 12/31/2020 12/31/2019 12/31/2018 12/31/2017 Total Assets $1,597,559 $1,535,038 $1,269,157 $1,209,587 $1,179,813 Cash and Cash Equiv. $107,622 $57,146 $83,828 $52,957 $58,603 Investments $422,622 $397,331 $187,873 $131,846 $127,336 Net Loans1 $984,797 $992,915 $922,609 $960,960 $931,908 Deposits $1,421,042 $1,354,573 $1,125,392 $1,082,629 $1,047,181 Shareholders’ Equity $140,699 $145,176 $127,528 $118,396 $115,144 1Includes $52.3 million and $55.9 million Paycheck Protection Program loans at December 31, 2020 and March 31, 2021 respectively F&M TRUST Franklin Financial Services Corporation 18

Income Statement Highlights Dollars in Thousands (000’s) Quarter Ended 3/31/2021 Quarter Ended 12/31/2020 Quarter Ended 3/31/2020 Interest Income $11,592 $11,871 $11,665 Interest Expense $748 $878 $1,413 Provision for Losses ($800) ($725) $3,000 Noninterest Income1 $4,227 $4,037 $3,889 Noninterest Expense $10,165 $10,541 $9,528 Net Income $4,830 $4,553 $1,719 1 Excludes securities gains and gain on life insurance in the first quarter of 2020 F&M TRUST Franklin Financial Services Corporation 19

Key Performance Measures Percent (%) Quarter Ended 3/31/2021 Quarter Ended 12/31/2020 Quarter Ended 3/31/2020 Return on Avg. Assets 1.23 1.18 0.54 Return on Avg. Equity 13.47 12.94 5.31 Efficiency Ratio 66.06 68.41 65.36 Net Interest Margin 3.03 3.08 3.53 Noninterest Inc1 / Operating Revenue 27.79 26.86 22.24 1Excludes securities gains F&M TRUST Franklin Financial Services Corporation 20

Well-Positioned to Manage Uncertain Times Percent (%) Quarter Ended 3/31/2021 Quarter Ended 12/31/2020 Quarter Ended 3/31/2020 Risk-Based Capital Ratio (Total) 18.18 17.69 15.99 Leverage Ratio (Tier 1) 8.76 8.69 9.85 Common Equity Ratio (Tier 1) 14.80 14.32 14.73 Tangible Common Equity Ratio 8.29 8.92 9.58 Nonperforming Assets1 / Total Assets 0.55 0.57 0.29 Allowance for Loan Loss as a % of Loans 1.61 1.66 1.57 Allowance to Nonperforming Loans 182.62 192.05 397.57 1Nonperforming assets = nonaccrual loans, loans 90-days past due and other real estate owned F&M TRUST Franklin Financial Services Corporation 21

Strong Dividend Yield Per Share Measure / Market Valuation Quarter Ended 3/31/2021 Quarter Ended 12/31/2020 Quarter Ended 3/31/2020 Diluted Earnings Per Share $1.09 $1.04 $0.39 Cash Dividend Yield 3.85% 4.44% 4.37% Regular Cash Dividends Paid $0.30 $0.30 $0.30 Market Value Per Share $31.18 $27.03 $27.45 Book Value $31.92 $33.07 $29.74 Tangible Book Value1 $29.87 $31.02 $27.66 Market Cap ($M) $137.43 $118.64 $119.06 Price / Book (%) 97.68% 81.72% 92.30% Price / Tangible Book (%) 104.37% 87.14% 99.24% Price / LTM EPS (X) 8.59 9.23 8.24 1See GAAP versus Non-GAAP reconciliation F&M TRUST Franklin Financial Services Corporation 22

A Balanced Revenue Model Annualized Noninterest Income Source as a percentage of Average Assets as of March 31, 2021 2021 Franklin Financial Median PA Banks Peer1 Trust 0.41% 0.05% BOLI 0.03% 0.04% Insurance / Investment Banking / Brokerage 0.01% 0.01% Loan Fees & Charges (Excluding Gains on Sales) 0.05% 0.01% Service Charges on Deposits 0.12% 0.11% Other2 0.25% 0.19% Total Noninterest Income2 0.87% 0.44% 1PA Banks and Holding Companies with assets between $1-3 billion reporting for the last twelve months ended as of December 31, 2020; Source: S&P Global Market Intelligence; 2Excludes gains on sales and life insurance F&M TRUST Franklin Financial Services Corporation 23

Stable, Low-Cost Deposits Cost of Deposits (%) 0.00 0.20 0.40 0.60 0.80 1.00 1.20 2017 0.25 2018 0.40 2019 0.64 2020 0.28 3/31/2021 0.14 Franklin Financial Deposit Mix ($000’s) MMDAs & Savings $628,999 44% Retail Time $73,349 5% Demand Deposits $290,015 21% NOW & Other Transaction $428,679 30% F&M TRUST Franklin Financial Services Corporation 24

A Growing and Diversified Loan Portfolio $1,000,000 $800,000 $600,000 $400,000 $200,000 $49,064 $95,695 $176,384 $209,247 $101,704 $312,048 $115,331 12/31/2017 $45,942 $88,586 $168,352 $196,238 $93,871 $381,104 $93,443 12/31/2018 $46,350 $106,014 $140,784 $192,583 $78,712 $372,076 $67,736 12/31/2019 $52,290 $41,140 $105,639 $145,279 $212,030 $73,049 $389,723 $68,706 12/31/2020 $55,873 $41,122 $100,315 $144,747 $202,659 $72,794 $388,167 $70,897 Commercial Real Estate Construction Commercial (C&I) Ag. Consumer and Other 1-4 Family Paycheck Protection Program State/Muni Loans Purchased Participations 1Purchased participations are included as part of the loans outstanding F&M TRUST Franklin Financial Services Corporation 25

Investment and Trust Services Total and New Assets Under Management ($000’s) $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 December 2020 $112,624 $836,382 $949,006 $60,060 January 2021 $114,089 $835,127 $949,216 $9,643 February 2021 $115,115 $842,484 $957,599 $11,633 March 2021 $118,180 $860,794 $978,974 $18,263 Brokerage Trust Total New Assets Under Management F&M TRUST Franklin Financial Services Corporation 26

Strong Core Credit Quality 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 12/31/2017 0.45% 12/31/2018 0.44% 12/31/2019 0.31% 12/31/2021 0.57% 3/31/2021 0.55% 1 Nonperforming assets = nonaccrual loans, loans 90 days past due and other real estate owned F&M TRUST Franklin Financial Services Corporation 27

GAAP / Non-GAAP Reconciliation Tangible Book Value (per share) (non-GAAP) Quarter Ended 3/31/2021 Quarter Ended 12/31/2020 Quarter Ended 3/31/2020  Shareholders’ equity $    140,699     145,176     129,005 Less intangible assets (9,016) (9,016) (9,016) Shareholders’ equity (non-GAAP) 131,683 136,160 119,989 Shares outstanding (in thousands) 4,408 4,389 4,338 Tangible book value (non-GAAP) 29.87 31.02 27.66 Efficiency Ratio  Noninterest expense $     10,165   10,541     9,528 Net interest income 10,844 10,993 10,252 Plus tax equivalent adjustment to net interest income 370 378 300 Plus noninterest income, net of securities transactions 4,173 4,037 4,026 Total revenue 15,387 15,408 14,578 Efficiency Ratio (non-GAAP) 66.06% 68.41% 65.36% F&M TRUST Franklin Financial Services Corporation 28

Outlook for the Remainer of 2021 Anticipating a challenging economic environment and slow but consistent recovery in the second half of 2021 The low interest rate environment will continue to put negative pressure on the net interest margin Loan demand will be moderate through 2021 with significant competition to meet the demand from both bank and non-bank resources Deposit growth will continue to climb through the first half of the year as depositors seek safety and deposit new PPP loan funds; it is anticipated that deposits will start to decline in the second half of the year as the broad economy begins to open up Both commercial and consumer customers will continue to transition to digital banking and call center channels for day-to-day financial needs
F&M TRUST Franklin Financial Services Corporation 29

Outlook for the Remainer of 2021 Residential mortgage business will continue to grow though likely at a slower rate than 2020 as opportunities to refinance existing mortgages begins to taper; new home purchase business is expected to continue to be strong Net income generated by the Investment & Trust Services business line will continue to grow due to the origination of new customers, anticipation of continued strong market performance and cost controls that are in place Fee income from the Paycheck Protection Program will be recognized during the year as loans are forgiven A focus on cross-selling between Commercial, Retail and Investment & Trust Services lines of business should yield new opportunities across the bank with our existing customers On February 1, 2021, our new regional headquarters in Harrisburg opened, providing additional exposure in a significant growth market for the Company F&M TRUST Franklin Financial Services Corporation 30

Summary The Company is well capitalized and positioned to successfully work through the current complex social and economic conditions to the benefit of our customers and shareholders Liquidity remains strong with additional resources available if needed Asset quality is good with continued reduction in modified loans and minimal exposure to participation loans; the Company is well provisioned for losses should they occur in future quarters The Company is actively working to bring more digitally based products and services to its customers with numerous rollouts of new offerings anticipated in the first half of 2021 F&M TRUST Franklin Financial Services Corporation 31

Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bank F&M TRUST Franklin Financial Services Corporation 32